EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT

WESTERN DIVISION OF MASSACHUSETTS

Case:     divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit:     Corporate (1)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING January 31, 2004

Comes Now, divine, inc. et. al. - Corporate Business

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing January 1, 2004 and ending January 31, 2004 as shown by the report and exhibits consisting of 17 pages and containing the following, as indicated:

☒                                    Monthly Reporting Questionnaire (Attachment 1)

☒                                    Comparative Balance Sheets (Forms OPR-1 & OPR-2)

☒                                    Summary of Accounts Receivable (Form OPR-3)

☒                                    Schedule of Post-petition Liabilities (Form OPR-4)

☒                                    Income Statement (Form OPR-5)

☒                                    Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: 2/23/2004	DEBTOR (S)-IN-POSSESSION

By:	/s/ James Boles
(Signature)

(Signature)
Name & Title:	James Boles
(Print or type)
Liquidating CEO
Address:	4225 Naperville Rd #400
Lisle, IL 60532
Telephone No.:	(630) 799-7500

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #1

January 31, 2004

Name	Title	Division	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid

No executives were paid in January

				—	—	—	—	—	—

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #2

January 31, 2004

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
Property	St. Paul Fire and Marine Ins. Co.	TE08500273	$200,000	Loss Limit	8/18/2004	8/18/2004	$5,000.00
			$200,000	Quake
			$200,000	Flood
			$2,000,000	Newly Acquired Property (180 days) Building
			$1,000,000	Newly Acquired Property (180 days) Personal
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property “Specified Perils” - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500273	$2,000,000	General Aggregate Per Location	8/18/2004	8/18/2004	$5,000.00
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Auto	St. Paul Fire and Marine Ins. Co.	TE08500273	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2004	8/18/2004	$1,500.00

Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA 8502193	Statutory	Workers Compensation	8/18/2004	8/18/2004	$2,850.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
				Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	2/25/2004	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	2/25/2004	$1,327,405.00

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004	7/12/2004	$525,000.00

Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$173,155.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$178,869.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004	7/12/2004	$199,506.00

Directors & Officers Run-Off Open Market	Genesis	YXB002374	$15,000,000	Policy limit	10/18/2007	10/18/2007	$650,000.00

Directors & Officers Run-Off Eprise	AIG	860-87-64	$5,000,000	Policy Limit	12/5/2007	12/5/2007	$262,860.00

Directors & Officers Run-Off Eprise	Executive Risk	8165-37-67	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	12/5/2007	12/5/2007	$255,404.00

Directors & Officers Run-Off Eprise	SPMI(London)	DOE2000597	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	12/5/2007	12/5/2007	$157,381.00

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
Directors & Officers Run-Off Eprise	Gulf Insurance Company	GA0499927	$5,000,000	Policy Limit - $5,000,000 X $15,000,000	12/5/2007	12/5/2007	$102,039.00

Directors & Officers Run-Off Delano	Chubb Insurance Company of Canada	8160-1536	$5,000,000	Policy Limit	7/31/2008	7/31/2008	$506,250.00

Directors & Officers Run-Off	ACE INA	DOX 007717	$10,000,000	Policy Limit - $10,000,000 X $5,000,000	7/31/2008	7/31/2008	$364,500.00

						Total	$6,209,719.00

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (1)

Monthly Reporting Questionnaire - Question #3

January 31, 2004

Bank Accounts

	Operating	Control Disbursement	Escrow Account Pledge Funds (2)	Other	Investment	Investment	Certificate of Deposit	Flexible Benefit

Bank Name:	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	LaSalle Bank N.A.	Bank of America	Bank One	Cupertino National Bank	Commerce Bank

Account Name:	divine, inc.	divine, inc.	divine, inc.	divine, inc.	divine, inc.	divine, inc.	Viant Corporation	Digital Archaeology Corp.

Account Number:	5800146796	5590036975	03-8695-70-6	62-9036-30-02	220-14155-1-6	707003406	203003810	590825448

Beginning Book Balance:	157,771.71	$0.00	$2,089,809.49	$2,239,665.82	$20,581,818.80	$32,695,667.61	$1,842,279.74	$3,632.48

Plus:
Deposits	314,840.12	0.00	1,005.80	0.00	17,217.68	26,568.39	1,135.83	0.00

Less:
Disbursements	(631,465.82)	(183,389.54)	(2,481.55)	(100,000.00)	0.00	0.00	(1,677,896.63)	0.00

Other:
Transfers In (Out)	5,082,129.40	183,389.54	0.00	0.00	(100,000.00)	(5,000,000.00)	(165,518.94)	0.00

Ending Book Balance	4,923,275.41	$0.00	$2,088,333.74	$2,139,665.82	$20,499,036.48	$27,722,236.00	$0.00	$3,632.48

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)  Although the account is styled divine, inc., the account contains money for payments for subscriptions from RoweCom customers (money required to be held in escrow until paid to publishers for subscriptions). Throughout the bankruptcy the only disbursements made from the account have been made pursuant to court orders obtained in the RoweCom Bankruptcy.

	Capital Account	Other	Letter of Credit Certificate of Deposit	Letter of Credit Certificate of Deposit	Total

Bank Name:	CITCO	Bear Sterns	Silicon Valley	Silicon Valley

Account Name:	Latin America Econet Works	Data Return Corporation	Eprise Securities Corp.	Perceptual Robotics, Inc.

Account Number:	0012-614946-300	037-11250-297	8800056504	8800056325

Beginning Book Balance:	$665,006.75	$44.00	$1,068,084.70	$223,511.15	$61,567,292.25

Plus:
Deposits	$390.99	$0.00	$482.83	$0.00	$361,641.64

Less:
Disbursements	$0.00	($44.00)	$0.00	$0.00	($2,595,277.54)

Other:
Transfers In (Out)	$0.00	$0.00	$0.00	$0.00	$0.00

Ending Book Balance	$665,397.74	$0.00	$1,068,567.53	$223,511.15	$59,333,656.35

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate(1)

Monthly Reporting Questionnaire - Question #4

January 31, 2004

Vendor Name	Check # or ACH Designation	Date of Payment	Check or ACH Amount
Casas, Benjamin & White LLC	wire	1/23/04	1,706.77
Goodmans, LLP	wire	1/14/04	2,261.48
Jenner & Block, LLC	wire	1/8/04	117,021.07
Latham & Watkins LLP	wire	1/23/04	15,009.80
McDonald Investments Inc.	wire	1/23/04	9,255.03
Mintz,Levin,Cohn,Glovsky&Popeo	wire	1/23/04	97,093.21
Riley & Esher LLP	wire	1/23/04	26,958.29
Transwestern Commercial Serv.	wire	1/23/04	3,423.44
Warner, Stevens & Doby, LLP	wire	1/23/04	87,428.51
Woodway Associates, LLC	wire	1/23/04	85,911.14
Payments to Professionals			446,068.74

Notes:

(1) Software consists of the following 39 debtors:

divine, inc., Eshare Corporation, Open Market, Inc, Viant Corporation, Delano Technology Corp.,

divine Technology Ventures, iCentral, Inc., Inventions, Inc., divine/Emicon, inc.,

SageMaker, Inc., Waypoint Software Corporation, Perceptual Robotics, Inc.,

divine Global Services, Inc., eprise Corporation, Denalii, Inc., Melita Finance, Inc.,

SM1 Holding Corp., Retrieval Technologies, Inc., divine international, inc.,

divine software, inc., Opinionware.com, Inc., Melita Intellectual Property, Inc.

smallwonders software!, inc., Open Market Securities Corporation, Futuretense Corporation, RWT Corporation,

LOTN, Inc., Eprise Securities Corp., SageMaker (Europe), Inc., Global Recall, Inc., databites, inc.,

divine interVentures, inc., divine Ireland, Folio Corporation, Venture Capital Unlimted Acquisition Sub, Inc.,

divine Synchrony Communications, Inc., Softmetric, Inc., air divine, inc., SM2 Holding Corp.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.			FORM OPR-1
Case Number: 03-11472-JNF (Jointly Administered)			Rev 7/92
Business Unit: Corporate	Month Ended:	31-Jan-04
FORM OPR-1

	31-Dec-03	31-Jan-04

ASSETS

CURRENT ASSETS

Cash	54,932,765.00	54,437,962.00
Restricted cash	6,634,528.00	4,895,694.00	(2)
Accounts Receivable, Net (OPR-3)	—	—
Prepaid expenses and deposits	5,659,947.00	5,659,947.00
Investments	2,476,668.00	2,476,668.00
Other	923,766.00	923,766.00

TOTAL CURRENT ASSETS	70,627,674.00	68,394,037.00

PROPERTY, PLANT AND EQUIPMENT, AT COST	180,012.00	180,012.00

Less Accumulated Depreciation	—	—

NET PROPERTY, PLANT AND EQUIPMENT	180,012.00	180,012.00

Goodwill	—	—
OTHER ASSETS	435,619.00	435,619.00

TOTAL ASSETS	71,243,305.00	69,009,668.00

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2) Includes $2,139,666 of restricted cash held in divine, inc.’s name but related to the creditors of RoweCom, Inc., whose potential claimants are not included herein.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Corporate	Month Ended:	31-Jan-04
FORM OPR-2

	31-Dec-03	31-Jan-04

LIABILITIES

POST PETITION LIABILITIES	2,547,200.00	2,467,581.00

Priority Debt (1)	2,316,189.00	2,316,189.00
Unsecured Debt	23,623,323.00	23,623,323.00

TOTAL PRE-PETITION LIABILITIES	25,939,512.00	25,939,512.00

TOTAL LIABILITIES	28,486,712.00	28,407,093.00

DEFERRED REVENUE	—	—
FACILITIES IMPAIRMENT	—	—

INTERCOMPANY/SUBSIDIARY EQUITY	42,756,593.00	40,602,575.00

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	71,243,305.00	69,009,668.00

Notes:

(1) Cash secured letters of credit (which are not included above) are:

December 31, 2003	$1,478,278
January 31, 2004	$1,478,278

(2)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al.		FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Corporate (1)
FORM OPR-3
Month Ended	31-Jan-04

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

12/31/2003	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

1/31/2004	—	—	—	—	—	—
Allowance for doubtful accounts	—	—	—	—	—	—

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

divine, inc. et al

Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

January 31, 2004

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable

Income taxes:
Franchise taxes		2004	751,000	751,000	—	—	—	—
Property taxes - real		2004	304,700	304,700	—	—	—	—
Property taxes - personal		2004	279,750	279,750	—	—	—	—
Sales and use taxes		2004	—	—	—	—	—	—

Employment taxes:
Federal Income Tax			—	—	—	—	—	—
FICA - Employers			—	—	—	—	—	—
FICA - Employees			—	—	—	—	—	—
Medicare - Employer			—	—	—	—	—	—
Medicare - Employee			—	—	—	—	—	—
Federal Unemployment Tax			—	—	—	—	—	—
State Income Tax			—	—	—	—	—	—
State Unemployment Tax	10/31/03		73,777	—	—	—	—	73,777

Other taxes			—	—	—	—	—	—

Total Taxes Payable			1,409,227	1,335,450	—	—	—	73,777

Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Corporate Accounts Payable *			332,577	203,398	400	—	—	128,779
Corporate Salary & Benefits Accrual			143,750	143,750	—	—	—	—
Corporate Professional Fee Accrual			584,485	584,485	—	—	—	—
Corporate Due to Acquirers			(2,458)	—	—	2,101	5,736	(10,294)

TOTALS			2,467,581	2,123,333	400	—	—	202,556

* See attached Schedule

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Attached Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Corporate (1)

January 31, 2004

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120

Abacus Solutions	3/18/2003	2,150.00	—	—	—	—	—	2,150.00
Abacus Solutions	4/19/2003	(2,236.28)	—	—	—	—	—	(2,236.28)
ADP, Inc.		(2,666.50)	(2,666.50)	—	—	—	—	—
Andrew Marchky	3/27/2003	(164.60)	—	—	—	—	—	(164.60)
Andrew Marchky	3/27/2003	(711.13)	—	—	—	—	—	(711.13)
AT&T (78405)	6/5/2003	(22,852.01)	—	—	—	—	—	(22,852.01)
AT&T (79112)	5/26/2003	(1,059.53)	—	—	—	—	—	(1,059.53)
Baker & McKenzie	7/15/2003	(3,752.99)	—	—	—	—	—	(3,752.99)
Baker & McKenzie	8/15/2003	(177.81)	—	—	—	—	—	(177.81)
Baker & McKenzie	10/11/2003	(66.57)	—	—	—	—	(66.57)	—
Bill McMonigal	4/29/2003	(195.70)	—	—	—	—	—	(195.70)
Brenda L. Cheuvront		(1,687.50)	(1,687.50)	—	—	—	—	—
Brenda L. Cheuvront		(1,237.50)	(1,237.50)	—	—	—	—	—
Brenda L. Cheuvront		(249.65)	(249.65)	—	—	—	—	—
Brenda L. Cheuvront		(1,350.00)	(1,350.00)	—	—	—	—	—
Bruce Rusk	3/20/2003	(878.44)	—	—	—	—	—	(878.44)
Bruce Rusk	4/1/2003	(945.11)	—	—	—	—	—	(945.11)
Business Machine		(99.50)	(99.50)	—	—	—	—	—
Casas Benjamin & White LLC	11/9/2003	(6,658.70)	(6,658.70)	—	—	—	—	—
Casas, Benjamin & White LLC		(4,763.82)	(4,763.82)	—	—	—	—	—
Casas, Benjamin & White LLC		(795.42)	(795.42)	—	—	—	—	—
Casas, Benjamin & White LLC		(176.04)	(176.04)	—	—	—	—	—
Chung Yue Jim	3/25/2003	(43.28)	—	—	—	—	—	(43.28)
Data Return, LLC		(700.00)	(700.00)	—	—	—	—	—
FedEx		(57.74)	(57.74)	—	—	—	—	—
FedEx		(21.78)	(21.78)	—	—	—	—	—
FedEx		(65.81)	(65.81)	—	—	—	—	—
FedEx		(19.36)	(19.36)	—	—	—	—	—
FedEx		(85.45)	(85.45)	—	—	—	—	—
George Landgrebe	2/13/2003	(1,989.45)	—	—	—	—	—	(1,989.45)
George Landgrebe	2/13/2003	(1,578.76)	—	—	—	—	—	(1,578.76)
George Landgrebe	2/13/2003	(1,458.50)	—	—	—	—	—	(1,458.50)
George Landgrebe	2/18/2003	(2,293.13)	—	—	—	—	—	(2,293.13)
George Landgrebe	2/25/2003	(1,207.99)	—	—	—	—	—	(1,207.99)
Goodmans LLP	8/23/2003	(711.35)	(711.35)	—	—	—	—	—
Goodmans LLP	10/26/2003	(126.22)	(126.22)	—	—	—	—	—
Goodmans LLP	11/9/2003	(378.75)	(378.75)	—	—	—	—	—
Goodmans LLP	11/9/2003	(2,261.48)	(2,261.48)	—	—	—	—	—
Goodmans, LLP		(602.21)	(602.21)	—	—	—	—	—
I O S Capital	6/22/2003	(437.33)	—	—	—	—	—	(437.33)
James Davis	2/27/2003	(100.00)	—	—	—	—	—	(100.00)
James Davis	2/27/2003	(59.12)	—	—	—	—	—	(59.12)
James Davis	2/27/2003	(27.43)	—	—	—	—	—	(27.43)
James Davis	2/27/2003	(188.89)	—	—	—	—	—	(188.89)
James Davis	2/27/2003	(1,413.07)	—	—	—	—	—	(1,413.07)
James Davis	2/27/2003	(1,136.23)	—	—	—	—	—	(1,136.23)
James Davis	2/27/2003	(33.38)	—	—	—	—	—	(33.38)
James Davis	2/27/2003	(30.74)	—	—	—	—	—	(30.74)
James Davis	2/27/2003	(559.69)	—	—	—	—	—	(559.69)
James Davis	2/27/2003	(213.15)	—	—	—	—	—	(213.15)
James Davis	2/27/2003	(136.91)	—	—	—	—	—	(136.91)
James Davis	2/27/2003	(468.41)	—	—	—	—	—	(468.41)
James Davis	2/27/2003	(1,064.90)	—	—	—	—	—	(1,064.90)
James Davis	2/27/2003	(17.96)	—	—	—	—	—	(17.96)

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
James Davis	2/27/2003	(577.14)	—	—	—	—	—	(577.14)
James Davis	2/27/2003	(87.01)	—	—	—	—	—	(87.01)
James Davis	2/27/2003	(175.71)	—	—	—	—	—	(175.71)
James Davis	2/27/2003	(10.69)	—	—	—	—	—	(10.69)
James Davis	2/27/2003	(238.66)	—	—	—	—	—	(238.66)
James Pieper		(3,032.16)	(3,032.16)	—	—	—	—	—
Jason Schnack	3/27/2003	(433.36)	—	—	—	—	—	(433.36)
Jeff Mullins	4/1/2003	(24.99)	—	—	—	—	—	(24.99)
Jeffrey Curry	4/8/2003	(757.34)	—	—	—	—	—	(757.34)
Jeffrey Schultz	4/29/2003	(42.29)	—	—	—	—	—	(42.29)
Jenner & Block, LLC	8/22/2003	(2,979.35)	—	—	—	—	—	(2,979.35)
Jenner & Block, LLC	10/1/2003	0.26	0.26	—	—	—	—	—
Jenner & Block, LLC	10/23/2003	(1,634.50)	(1,634.50)	—	—	—	—	—
Jenner & Block, LLC		(12,709.70)	(12,709.70)	—	—	—	—	—
Jenner & Block, LLC		(10,859.55)	(10,859.55)	—	—	—	—	—
Jenner & Block, LLC		(96.90)	(96.90)	—	—	—	—	—
Jude Sullivan	5/15/2003	(1,097.96)	—	—	—	—	—	(1,097.96)
Latham & Watkins LLC	10/11/2003	(5,328.75)	(5,328.75)	—	—	—	—	—
Latham & Watkins LLC	11/11/2003	(6,081.35)	(6,081.35)	—	—	—	—	—
Latham & Watkins LLP		(2,727.40)	(2,727.40)	—	—	—	—	—
Latham & Watkins LLP		(1,130.00)	(1,130.00)	—	—	—	—	—
Latham & Watkins LLP		(1,609.60)	(1,609.60)	—	—	—	—	—
Level 3 Communications, LLC	3/31/2003	571.43	—	—	—	—	—	571.43
Level 3 Communications, LLC	3/31/2003	4,000.00	—	—	—	—	—	4,000.00
McDonald Investments Inc.		(1,446.75)	(1,446.75)	—	—	—	—	—
McDonald Investments Inc.		(2,039.70)	(2,039.70)	—	—	—	—	—
McDonald Investments Inc.		(958.80)	(958.80)	—	—	—	—	—
McDonald Investments, Inc	11/7/2003	(5,874.00)	(5,874.00)	—	—	—	—	—
Merrill Communication		(1,010.00)	(1,010.00)	—	—	—	—	—
Michael Stuhl	5/22/2003	(54.40)	—	—	—	—	—	(54.40)
Mintz, Levin, Cohn, Ferris	11/6/2003	(14,144.40)	(14,144.40)	—	—	—	—	—
Mintz,Levin,Cohn,Glovsky&Popeo		(7,708.85)	(7,708.85)	—	—	—	—	—
Mintz,Levin,Cohn,Glovsky&Popeo		(6,866.80)	(6,866.80)	—	—	—	—	—
Mintz,Levin,Cohn,Glovsky&Popeo		(9,269.65)	(9,269.65)	—	—	—	—	—
Mike Moore		(170.00)	(170.00)	—	—	—	—	—
Pacer Service Cent		(150.08)	(150.08)	—	—	—	—	—
Pacer Service Cent		(10.22)	(10.22)	—	—	—	—	—
Patricia Graff		(5,023.20)	(5,023.20)	—	—	—	—	—
Peter Quintas	4/1/2003	(109.90)	—	—	—	—	—	(109.90)
Philip Maddox	3/27/2003	(485.78)	—	—	—	—	—	(485.78)
Reginald Barlow	3/4/2003	(1,206.33)	—	—	—	—	—	(1,206.33)
Reginald Barlow	3/4/2003	(2,552.32)	—	—	—	—	—	(2,552.32)
Reginald Barlow	3/4/2003	(245.12)	—	—	—	—	—	(245.12)
Riley & Esher LLP	9/29/2003	(1,754.79)	(1,754.79)	—	—	—	—	—
Riley & Esher LLP	11/9/2003	(2,905.00)	(2,905.00)	—	—	—	—	—
Riley & Esher LLP		(3,639.00)	(3,639.00)	—	—	—	—	—
Riley & Esher LLP		(2,692.50)	(2,692.50)	—	—	—	—	—
Riley & Esher LLP		(2,934.00)	(2,934.00)	—	—	—	—	—
Robert Essex	6/11/2003	(69.99)	—	—	—	—	—	(69.99)
SBC	5/31/2003	(20,888.83)	—	—	—	—	—	(20,888.83)
Skytel	5/26/2003	(2,637.42)	—	—	—	—	—	(2,637.42)
Sprint	6/15/2003	(35,499.44)	—	—	—	—	—	(35,499.44)
Sprint (219554)	8/18/2003	(15,398.98)	—	—	—	—	—	(15,398.98)
Sprint (219554)	9/3/2003	1,078.50	—	—	—	—	—	1,078.50
Sprint (219554)	10/18/2003	(7,963.17)	—	—	—	—	(7,963.17)	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	91-120 Days	Over 120
Sterling Corp.		(400.00)	—	(400.00)	—	—	—	—
Steve Herlocher	5/13/2003	17.76	—	—	—	—	—	17.76
Steven Roten	3/25/2003	(95.00)	—	—	—	—	—	(95.00)
Thomas Hammergren	6/2/2003	(929.53)	—	—	—	—	—	(929.53)
Transwestern Commercial Serv.		(2,301.75)	(2,301.75)	—	—	—	—	—
Transwestern Commercial Serv.		(993.00)	(993.00)	—	—	—	—	—
Transwestern Commercial Serv.		(375.50)	(375.50)	—	—	—	—	—
Transwestern Commercial Services	10/25/2003	(2,779.00)	(2,779.00)	—	—	—	—	—
Troutman Sanders, LLP	6/30/2003	(1,503.75)	(1,503.75)	—	—	—	—	—
Troutman Sanders, LLP	7/24/2003	(131.25)	(131.25)	—	—	—	—	—
Verizon (28007)	6/21/2003	(245.59)	—	—	—	—	—	(245.59)
Volt Delta Resources	5/1/2003	7,460.27	—	—	—	—	—	7,460.27
Warner, Stevens & Doby, LLP	11/26/2003	(10,203.60)	(10,203.60)	—	—	—	—	—
Warner, Stevens & Doby, LLP		(8,014.00)	(8,014.00)	—	—	—	—	—
Warner, Stevens & Doby, LLP		(12,100.45)	(12,100.45)	—	—	—	—	—
Warner, Stevens & Doby, LLP		(9,455.15)	(9,455.15)	—	—	—	—	—
Woodway Associates, LLC		(8,274.00)	(8,274.00)	—	—	—	—	—
Woodway Associates, LLC		(8,744.25)	(8,744.25)	—	—	—	—	—
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	—	—	(86.14)
Wyllie Humphreys	3/25/2003	(795.50)	—	—	—	—	—	(795.50)
Wyllie Humphreys	3/25/2003	(784.56)	—	—	—	—	—	(784.56)
Wyllie Humphreys	3/25/2003	(86.14)	—	—	—	—	—	(86.14)
TOTAL POST PETITION (2)		(332,577.04)	(203,397.87)	(400.00)	—	—	(8,029.74)	(120,749.43)

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2) A majority of the over 120 days Post Petition Liabilities over 120 days listed above represent employee expense reports that were submitted without appropriate supporting documentation

INCOME STATEMENT

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-5	Month Ended:	31-Jan-04

	Filing to 31-Dec-03	January		2004 Total

Total Revenues	10,989,029	—		—

Salaries & Benefits	1,516,102	—		—
Other Expenses	1,634,453	—		—

Total Cost of Rev.	3,150,555	—		—

Gross Margin	7,838,474	—		—

Salaries & Benefits	10,160,339	—		—
Subcontractors	—	27,243		27,243
Professional Fees	11,275,074	413,003		413,003
Insurance Expense	178,992	25		25
Other Taxes	108,906	—		—
Rent	30,000	15,000		15,000
Moving and storage	14,534	490		490
Telecommunications	27,065	4,900		4,900
Travel and Expense Reimbursement	5,494	62		62
Other Expenses	7,509,743	15,435		15,435

Total Operating Expenses	29,310,142	476,158		476,158

Operating Inc/(Loss)	(21,471,668)	(476,158)		(476,158)

Interest Income	452,027	46,802		46,802
Interest Expense	(72,374)	(53,315)		(53,315)
Depreciation & Amort	(3,659,280)	—		—
Other income (expense)	(1,132,500)	(1,571,346	)(2)	(1,571,346)
Gain (loss) on Sale of Business	(67,071,369)	—		—
Extraordinary Income/(Expense) (1)	48,845,262	—		—

Total Other Inc/(Expense)	(22,638,234)	(1,577,859)		(1,577,859)

Net Income/(Loss)	(44,109,902)	(2,054,017)		(2,054,017)

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.

(2)  Includes withdrawals of $1,613,833 from pledged CD’s for repayment to Silicon Valley Bank/Venture Banking Group of amounts previously paid by bank for letters of credit presented by various landlords, $4,768 of miscellaneous expenses incurred by the bank in connection with letters of credit; and $49,150 in settlement of postpetition administrative claims aganist divine. Netted aganist expenses is $55,000 received in settlement of a preference payment and $41,405 of tax refunds and telecommunications’ invoices or deposits.

STATEMENT OF SOURCES AND USES OF CASH

Case Name:  divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Corporate(1)

FORM OPR-6	Month Ended:	31-Jan-04

	Filing to Dec-03	Jan-04	2004 Total
SOURCES OF CASH
Income (Loss) From Operations	(44,109,902)	(2,054,017)	(2,054,017)
Add: Depreciation, Amortization & Other Non-Cash	3,747,283	—	—
Subtract: Extraordinary Non-Cash Gain	(48,845,262)	—	—
CASH USED IN OPERATIONS	(89,207,881)	(2,054,017)	(2,054,017)
Decrease in Assets:
Accounts Receivable	9,070,630	—	—
Prepaid Expenses & Deposits	2,015,681	—	—
Other	4,582,290	—	—
Divestiture of Assets Upon Sale	170,935,344	—	—
Increase in Liabilities:
Pre-Petition Liabilities	101,284	—	—
Post Petition Liabilities	42,807,440	—	—
TOTAL SOURCES OF CASH (A)	140,304,788	(2,054,017)	(2,054,017)

USES OF CASH
Increase in Assets:
Accounts Receivable	(6,402,919)	(100,000)	(100,000)
Prepaid Expenses & Deposits	(247,061)	—	—
Other	(7,142,272)	—	—
Decrease in Liabilities:
Pre-Petition Liabilities	(4,630,901)	—	—
Post Petition Liabilities	(40,260,610)	(79,620)	(79,620)
Deferred Revenue	(6,246,271)	—	—
Divestiture of Liabilities Upon Sale	(53,962,351)	—	—
TOTAL USES OF CASH (B)	(118,892,386)	(179,620)	(179,620)
NET SOURCE (USE) OF CASH (A-B=NET)	21,412,402	(2,233,637)	(2,233,637)
CASH — BEGINNING BALANCE (See OPR-1)	40,154,891	61,567,293	61,567,293
CASH — ENDING BALANCE (See OPR-1)	61,567,293	59,333,656	59,333,656

Notes:

(1)  Prior to the July 2003 Monthly Operating Reports submitted to the US Trustee (as revised), the “Software” business unit and the “Corporate” business unit have been reported on a combined basis, consistent with the internal Company reporting.  On May 14th, the Company sold substantially all of its assets through a court approved 363 sale.  Beginning in July 2003, at the request of the US Trustee, separate Monthly Operating Reports are being prepared for all three business units including: Hosting, Software and Corporate.  As these reports are being prepared subsequent to the May 14th 363 sale, the “Software” and “Hosting” business unit Monthly Operating Reports reflect virtually no activity.